UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

(No.

)

UNDER THE SECURITIES ACT OF 1933

[X]

Pre-Effective Amendment No.

[  ]

Post-Effective Amendment No.

[  ]

and

REGISTRATION STATEMENT

(No.

)

UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]

Amendment No.

[  ]

WorldCommodity Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

6075 Roswell Road, Suite 450

Atlanta, GA 30328

(Address of Principal Executive Offices)

404-437-7420

800-595-4922

(Registrant’s Telephone Number)

Mr. James Llewellyn

WorldCommodity Asset Management

6075 Roswell Road, Suite 450

Atlanta, GA 30328

(Name and Address of Agent for Service)

As soon as practicable after this Registration Statement is declared effective.

(Approximate Date of Proposed Public Offering)

Registrant declares that it is registering an indefinite number or amount of its securities by this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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WORLDCOMMODITY FUND

PROSPECTUS

AUGUST 29, 2005

A Series of

WorldCommodity Funds, Inc.

6075 Roswell Road, Suite 450

Atlanta, GA 30328

404-437-7420

www.worldcommodityfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Company’s shares, nor has the Commission passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

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This prospectus is designed to help you make an informed decision about whether an investment in the WorldCommodity Funds, Inc. is appropriate for you.  Please read the prospectus carefully, and keep it for future reference.

TABLE OF CONTENTS

Investment Objective	3
Principal Investment Strategies	3
Investment Selection Process	3
Principal Risks of Investing in the Fund	4
Who Should Invest	5
Costs of Investing in the Fund	6
Expense Example	7
Additional Fund Strategies and Risk Considerations	7
Fund Performance History	9
Management of the Fund	9
Net Asset Value	10
Distribution Fees	10
How to Buy Shares	11
How to Redeem Shares	14
Additional Redemption Information	15
Shareholder Communications	16
Dividends, Distributions and Taxes	16
Other Information	17
Privacy Policy	18
Financial Highlights	18
For More Information	Back Cover

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INVESTMENT OBJECTIVE

The WorldCommodity Fund (the ”Fund”) seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund seeks 100% (but at all times at least 80%) exposure to the performance of the commodities markets.  This is a non-fundamental policy, shareholders will be given 60 days’ advance notice of any change to this investment policy.  The Fund typically will seek to gain exposure to the commodities markets by investing in equity of companies in commodities-related industries, and commodity-linked derivative instruments, including commodity options, futures, options on futures, commodity-linked notes and swap agreements.  Commodity-linked derivative investments provide investors with exposure to the investment returns of assets that trade in the commodities markets without investing directly in physical commodities.  It is anticipated that the Fund’s investment exposure will tend to be heavily weighted toward one or more commodities-related economic sectors (agriculture sector, metals sector, or energy sector).  The Fund will also be investing a substantial portion of its net assets in high quality debt securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, and foreign governments to collateralize these futures and options contracts and provide liquidity and income.

The Fund’s investment adviser, WorldCommodity Asset Management (the “Adviser”), has established that all commodities markets can be classified into three broad economic sectors – the agriculture sector, metals sector and energy sector.  Within these economic sectors, the Adviser first intends to identify an investable universe of individual commodity-related markets and industries; such as, corn, wheat, gold, aluminum, crude oil and unleaded gasoline industries.

The Adviser then attempts to focus a portion of the Fund’s assets in those individual commodities-related industries that represent better relative value, or in the Adviser’s opinion, have underperformed relative to the broader commodity indices.  The Adviser seeks a balanced allocation to performance of the commodities markets as a whole with a portion of the Fund’s total assets, and at the same time, a more focused allocation to underperforming individual commodities-related industries with another portion of the Fund’s assets.  The Fund will not invest more than 25% of its total assets in any one industry, but may invest more than 25% in one or more commodities-related sectors.

INVESTMENT SELECTION PROCESS

The Adviser’s criteria for selecting the universe of investable, individual commodities-related industries is based on generally known fundamental and statistical characteristics such as levels of world production, world reserves, global demand, market trading volume, liquidity, and market capitalization.

Focused Portfolio

The Adviser’s process involves elements of a value-oriented fundamental analysis, as well as quantitative techniques augmented by management’s own judgment.  With these techniques the Adviser intends to screen the universe of individual commodities-related industries, ranking individual industries according to their potential for appreciation.  The Adviser will assign optimal weights for each industry and attempt to construct a portfolio of securities and commodities-related instruments that will best represent this optimal mix.  With this approach, the Adviser seeks to take advantage of relative value opportunities between individual commodities sectors or industries.  Commodities-related sectors and the related industries may include, but are not limited to:

Energy sector: crude oil, unleaded gasoline, heating oil, and natural gas; Agriculture sector: corn, soybeans, soybean oil, soybean meal, wheat, rice, oats, barley, canola, cotton, coffee, sugar, cocoa, orange juice, live cattle, lean hogs, lumber, wool, rubber and azuki beans; Metals sector: copper, gold, silver, platinum, palladium, aluminum, zinc, nickel, tin and lead

Companies in commodities-related industries include, but are not limited to, (i) those directly engaged in the production of commodities such as, metals, agricultural commodities, oil and gas, other energy or other natural resources and (ii) companies that use commodities extensively in their products or provide services to commodities-related industries.

Securities of companies in commodities-related industries include common stocks, preferred securities, warrants, convertible securities and other equity and commodities-linked securities issued by such companies.  A company will be considered by the Adviser, to be in a commodities-related industry if, at least 50% of its assets, revenues or net income are derived from or related to a commodities-related industry.

PRINCIPAL RISKS OF INVESTING IN THE FUND

General Risks.  All investments have risk to some degree.  Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of the Fund’s investments.  There is the risk that these and other factors may adversely affect the Fund’s performance.  You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.  An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.  An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments.  When you redeem your shares, they may be worth more or less than what you paid for them.  There is no assurance that the Fund will achieve its investment objective.

Market Risk.  The Fund’s value may fluctuate from day to day.  Due to market conditions, Fund shares may decline in value causing you to lose money.

Issuer Risk.  The value of securities and other instruments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Non-Diversification Risk.  The Fund is classified as non-diversified under the federal securities laws.  This means that the Fund can invest a greater percentage of its assets in fewer securities than a diversified fund.  To the extent the Fund invests its assets in fewer securities; the Fund is subject to greater risk of loss if any of those securities become permanently impaired.  Additionally, the net asset value of a non-diversified fund generally is more volatile and a shareholder may have a greater risk of loss if he or she redeems during a period of high volatility.  Lack of broad diversification also may cause the Fund to be more susceptible to economic, political or regulatory events than a diversified fund.

Industry Concentration Risk.  The Fund may concentrate its investments in securities and instruments related to commodities-related industries.  As a result, market price movements, regulatory changes, or economic conditions affecting these industries will have a significant impact on the fund’s performance.  The Fund will not invest 25% or more of its total assets in instruments and securities issued by companies in any one industry.  However, the Fund will invest 25% or more of its total assets in commodities-related securities, and other instruments linked to industries in three commodity sectors- agriculture, metals and energy.  In addition, the Fund can invest more than 25% of its total assets in hybrid instruments and securities issued by companies in the financial services sector (which includes, for example, the banking, brokerage and insurance industries).  In that case, the Fund's share values will fluctuate in response to events affecting issuers in that sector.

Sector Focus Risk.  The Fund may have a greater percentage of its assets concentrated in a particular commodities sector exposing the Fund to the risk of unanticipated conditions affecting that economic sector.  To the extent that the Fund’s investments are concentrated in the same economic sector, the Fund is subject to the risk that these investments will underperform the market as a whole either by declining in value or failing to perform as well.  Additional risks include, legislative or regulatory changes and/or increased competition affecting that economic sector.  The prices of agriculture, metals, and energy sector commodities may fluctuate widely due to changes in value, which depend largely on the price and supply, international political events relating to commodity producing countries, the success of new projects, and tax and other governmental regulatory policies

Small and Medium Capitalization Issuer Risk.  The Fund may invest in companies with small to medium market capitalizations (generally less than $6 billion).  Small capitalization companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices.  Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies.  As a result, these securities may react more strongly to changes in the marketplace.

Commodities Risk.  The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Swap and Counterparty Risk.  The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties.  If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

Futures and Options Risk.  The Fund may invest a percentage of its assets in futures and options contracts.  The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired.  They may also be used to gain exposure to a particular market or instrument, and for certain other tax-related purposes.  The Fund will only enter into futures contracts traded on a national futures exchange.

WHO SHOULD INVEST

An investment in the Fund is not a bank deposit, and is not Federally insured or guaranteed by any Government agency.  Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals.  Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

Because commodity market returns may not be correlated with the returns of equity and debt markets over the long term, an investment in the Fund may provide useful diversification in an investor's overall portfolio.

However, the Fund is not a complete investment program.  Investors should consider buying shares of the Fund only as part of an overall portfolio strategy that includes other asset classes, such as fixed-income and equity investments.  Investors in the Fund should be willing to assume the greater risks of potentially significant short-term share price fluctuations because of the Fund's investments in commodity-linked instruments.

COSTS OF INVESTING IN THE FUND

The following table describes the estimated expenses and fees that you may pay if you buy and hold shares of the Fund.  Annual fund operating expenses are paid out of the assets of the Fund, so their effect is already included in the Fund’s daily share price.

SHAREHOLDER FEES

FEES PAID DIRECTLY FROM YOUR INVESTMENT:

Sales Charge (Load) Imposed on Purchases	None

Deferred Sales Charge (Load)	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Exchange Fee	None

Redemption Fee (as percentage of total amount redeemed)	2.00% (1)

ANNUAL FUND OPERATING EXPENSES

EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS:

Management Fees	0.90%
Distribution (12b-1) Fees (2)	0.00%
Other Expenses (3)	0.70%
Total Annual Fund Operating Expenses	1.60%

(1) The redemption fee applies to the proceeds of Fund shares that are redeemed within 60 days of purchase, with limited exceptions.  See the "Redemption Fee" section below for more information as to when the redemption fee will apply.  The redemption fee is paid to the Fund.  The Fund's Custodian may charge a fee of $20 on amounts redeemed and sent to you by wire transfer.

(2) Although the Fund's Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "1940 Act"),the Plan has not been implemented, and the Fund has no present intention of implementing the Plan.  If the Board decides otherwise, you will be informed at least thirty days prior to its implementation.

(3) WorldCommodity Asset Management, LLC.  For its services, the Adviser receives an annual investment management fee of 0.90% of the average daily net assets of the Fund.

Expense Example: The following table is intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly.  It illustrates the expenses paid on a $10,000 investment over various times periods assuming a 5% annual rate of return, redemption at the end of each time period, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year

3 Years

5 Years

$163

$505

$871

ADDITIONAL FUND STRATEGIES AND RISK CONSIDERATIONS

Additional Fund Strategies

The Fund may also seek to replicate the performance of a commodity index.  However, the Fund is actively managed and its investment allocations may differ from any commodity index weightings.  The Fund is not an "index" fund.

The Fund's policy of investing at least 80% of its total assets in equity of companies in commodities-related industries, and commodity-linked derivative instruments, including commodity options, futures, options on futures, commodity-linked notes and swap agreements is a non-fundamental policy, shareholders will be given 60 days’ advance notice of any change to this investment policy.  There can be no assurance that the Fund will achieve its investment objectives.

Additional Risk Considerations

Foreign Securities Risk.  The Fund may invest in foreign securities, which involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies and there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar.  The Fund will be subject to the risks associated with fluctuations in currency values.  Although the Fund will only invest in foreign issuers that are domiciled in nations considered to have stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

Foreign Currency Risk.  The Fund’s investments in securities denominated in foreign currencies are subject to currency risk.  Currency risks include the following:

o

The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

o

A Fund may incur transaction costs in connection with conversions between various currencies.

Early Closing Risk.  The Fund is subject to the risk that unanticipated early closings of securities exchanges will result in the Fund being unable to sell or buy securities on that day.  If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

Trading Halt Risk.  The Fund typically will hold short-term options and futures contracts.  The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day.  If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument.  If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts.  Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objectives.  In such an event, the Fund also may be required to use a "fair-value" method to price its outstanding contracts.

Futures and Options.  Risks associated with the Fund's use of futures and options contracts include:

o

The Fund experiencing losses over certain ranges in the market that exceed losses experienced by the funds that do not use futures contracts and options.

o

There may be an imperfect correlation between the changes in market value of the securities held by Fund and the prices of futures and options on futures.

o

Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract.  As a result, the Fund may be unable to close out its futures contracts at a time which is advantageous.

o

Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

o

Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Short Sales Risk.  Short sales are transactions in which a Fund sells a security it does not own.  To complete the transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be higher or lower than the price at which the security was sold by the Fund.  If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction.  Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction.  Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security.  Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security.  The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.  The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended.  This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means.  In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions.  These expenses negatively impact the performance of the Fund.  For example, when a Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold.  This cost is partially offset by the interest earned by the Fund on the cash generated by the short sale.  To the extent that the interest rate that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted.  This type of short sales expense is sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

Investment Style Risk.  The Fund is subject to the risk that the Advisor's use of a “value” investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when ”value” investing is out of favor.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser’s strategy may fail to produce the intended results.  The Fund will be subject to a relatively high level of management risk because the Fund invests in derivative products and commodity-linked derivative products in particular, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds.  Additionally, the Fund has no operating history; and, although the Fund’s Adviser has lengthy experience in the securities industry, it does not include managing the assets of a mutual fund.

Tax Risk.  The status of commodities-linked notes, swaps and other derivative instruments under tests to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code is not certain, and the Fund does not intend to obtain a ruling from the Internal Revenue Service.  Generally, if these instruments do not qualify as “securities”, the fund will fail to qualify as a RIC.  If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions for shareholders).  When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund’s earnings and profits.

Portfolio Turnover

The Fund generally purchases securities for long-term investment although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains.  Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision.  The Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in securities prices.  Changes are made in the Fund’s portfolio whenever the Adviser believes such changes are desirable.  Portfolio turnover rates are generally not a factor in making buy and sell decisions.  Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance, and may produce increased taxable distributions.

FUND PERFORMANCE HISTORY

The Fund has not commenced operations.  Therefore, it does not have performance history for a full calendar year.

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISER

WorldCommodity Asset Management (the ”Adviser”), 6075 Roswell Road, Suite 450, Atlanta, Georgia 30328, serves as investment adviser to the Fund.  The Adviser has acted as the investment adviser to the WorldCommodity Funds, Inc. since the Company’s inception in 2005.  The Adviser manages the investments of the Fund and is responsible for the overall business affairs of the Fund.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers each Fund's investment program.  The Board of Directors of the Company supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities.  For its services, the Adviser receives an investment management fee, accrued daily and paid monthly, at an annualized rate of 0.90% of the Fund’s average net assets.

The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund.  The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses.

The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

James Llewellyn, has been the Fund’s portfolio manager since inception.  Mr. Llewellyn is the President of the Adviser and has been in the securities business since 1995.  He was previously with ETRADE Securities LLC, serving as registered representative from 2000 – 2003.  Prior to ETRADE Mr. Llewellyn was employed as a financial consultant at Merrill Lynch Futures, Inc, from 1998-1999.  Prior to 1998, Mr. Llewellyn served as portfolio manager at private partnership RedRock Partners, LP.

Additional information about the portfolio managers' compensation and the portfolio managers' ownership of securities in the Fund is available in the statement of additional information (the ”SAI”).

NET ASSET VALUE

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund’s net asset value (“NAV”).  The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent: Net Asset Value = Total Assets minus Liabilities / Number of Shares Outstanding.

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) every day the Exchange is open.  All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after the Fund’s Transfer Agent receives your order in proper form. Your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day’s NAV.  The Fund’s investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund’s Board of Directors.  The Fund may use pricing services to determine market value.

DISTRIBUTION FEES

The Fund has adopted, but not yet implemented, a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for its shares.  Pursuant to the 12b-1 Plan, the Fund would charge a monthly fee for shareholder servicing expenses of 0.25% per annum of the Fund's average daily net assets.  The Fund may, in turn, pay such fees to dealers, and other financial service organizations for eligible services provided by those parties to the Fund.

The Fund has not implemented the 12b-1 Plan and does not foresee doing so in the coming year.  The Board adopted the 12b-1 Plan so that, if and when necessary, the Fund would have available to it sufficient resources to pay third parties who provide eligible services to the Fund.

If the 12b-1 Plan is implemented in the future, you should be aware that if you hold your shares for a substantial period of time afterwards, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of distribution (12b-1) fees.

HOW TO BUY SHARES

You may purchase shares directly through the Fund’s Transfer Agent or through participating financial institutions that have agreed to sell the Fund’s shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application. To request an application, contact the Transfer Agent at 1-800-595-4922. Your purchase of Fund shares is subject to the following minimum investment amounts.  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.

Minimum Investment Amounts
	Initial	Additional

Regular Account	$1000	$100
Automatic Investment Plan*	$1000	$100
IRA Account	$500	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Y our investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the equities or bond markets.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

Instructions for Opening and Adding to an Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for identifying documents, and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

To open an account by mail complete and sign the Shareholder Application or an IRA Application. Make your check payable to WorldCommodity Funds.  For IRA accounts please specify the year for which the contribution is made. Mail or overnight the application and check to:

WorldCommodity Funds, Inc.

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

To add money to an account complete the investment slip that is included with your account statement, and write your account number on your check.  If you no longer have your investment slip, please reference your name, account number, and address on your check.  Mail the slip and the check to the above-mentioned address.

Telephone Transactions

With respect to all transactions made by telephone, the Fund and its Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions.  If reasonable procedures are followed, then neither the Fund nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor’s telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund’s Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the Transfer Agent shall be liable for any losses, which may occur because of delay in implementing a transaction.

Wire Transactions

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed account application and issued an account number to you.  The account number must be included in the wiring instructions as set forth on the previous page.  The Transfer Agent must receive your account application to establish shareholder privileges and to verify your account information.  Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions.  If the Transfer Agent is notified no later than 3:00 p.m.  Eastern Time of the wire instructions, and the wired funds are received by the Transfer Agent no later than 5:00 p.m. Eastern Time, then the shares purchased will be priced at the NAV determined on that business day.  If the wire is not received by 5:00 p.m. Eastern Time, the purchase will be effective at the NAV next calculated after receipt of the wire.

To open an account by wire:

Call 1-800-595-4922 for instructions on how to obtain an investor account number or an IRA account number prior to wiring to the Fund.

Send your investment to Huntington Bank, N.A. by following the instructions:

Huntington Bank, N.A.

ABA

For Credit to Account ___________________

Account: Huntington Bank Trust Wire Account

Account of WorldCommodity Fund

Attention: ___________________

For further credit to account___________

Account Name (shareholder name)

Include Social Security Number or Tax ID

Shareholder Account Number

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Distributions from these plans are generally subject to an additional tax if withdrawn prior to ages 59 1/2 or used for a non-qualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Huntington Bank serves as the custodian for the tax-deferred accounts offered by the Fund.  You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund.  You may pay the fee by check or have it automatically deducted from your account (usually in December).  The Fund reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account.  Your initial investment minimum is $1,000 if you select this option.  The plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment ins shares of the Fund.

Purchases through Financial Intermediaries

Investment minimums may be higher or lower to investors purchasing shares through a financial adviser, broker-dealer firm, or other financial institution (an “Intermediary”).  Intermediaries’ policies and fees may be different than those described here. Intermediaries may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares.  Consult a representative of your financial institution if you have any questions. Your financial institution is responsible for transmitting your order in a timely manner.  An Intermediary, rather than you as its customer, may be the shareholder of record of your shares. In general, purchase or redemption requests made through an Intermediary will be priced based on the net asset value next calculated after receipt of the request by the Intermediary, even if the Intermediary submits such requests to the Fund after such net asset value has been calculated.  The Fund is not responsible for the failure of any Intermediary to carry out its obligations to its customers.

Intermediaries may receive compensation from the Funds' investment adviser for making the Fund available to their customers (such payments are sometimes referred to as "revenue sharing"), and for the recordkeeping and similar administrative services the Intermediaries provide to their customers.  While the Investment Adviser does not believe that the Fund is provided any increased distribution services or prominence by any Intermediary as compared to other funds offered by the Intermediary, a particular Intermediary's compensation arrangements may vary from fund to fund, and an Intermediary therefore may have a financial incentive to have its customers purchase shares of the Fund over other funds that it offers.

HOW TO REDEEM SHARES

Instructions for Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after the Transfer Agent receives your order in proper form.  The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your sale.  Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request.  The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days.  This procedure is intended to protect the Fund and its shareholders from loss.  If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

BY MAIL

The fund will redeem all or any part of shares owned upon written request delivered to the Fund.

The redemption request must include:

1. The account name and account number.

2. The number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed.

3. Signatures of all owners exactly as their names appear on the account.

4. Obtain a signature guarantee or other documentation, if required.

Mail your request to:

WorldCommodity Funds, Inc.

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

BY TELEPHONE

You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate section of the account application that you decline this option.  Otherwise, you may redeem Fund shares by calling the Transfer Agent at 1-800-595-4922. Redemption proceeds will only be mailed to your address of record. You may redeem a maximum of $25,000 per day by telephone.  You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.  Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.  For specific information on how to redeem your account and to determine if a signature guarantee or other documentation is required contact the Transfer Agent.

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ADDITIONAL REDEMPTION INFORMATION

Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud.  A signature guarantee of each owner is required to redeem shares in the following situations:

1) If you change ownership on your account

2) If you request the redemption proceeds to be sent to a different address

3) If the proceeds are to be made payable to someone other than the account’s owner(s)

4) If a change of address request has been received by the Transfer Agent within the last 15 days

5) If you wish to redeem $25,000 or more from any shareholder account

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange.  Call your financial institution to see if they have the ability to guarantee a signature.  A notary public cannot provide signature guarantees.  The Fund reserves the right to require a signature guarantee under other circumstances or to delay redemption when permitted by Federal Law.  For more information pertaining to signature guarantees please call the Transfer Agent.

Redemption from Corporate, Trust and Tax Deferred Accounts

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent to determine what additional documents are required.  In the case of shares being redeemed from IRA or other qualified retirement account, a statement of whether or not federal income tax should be withheld is needed; otherwise federal tax will automatically be withheld.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $500.  After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days.  If your account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds.  This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts.  The right of redemption by the Fund will not apply if the value of your account balance falls below $500 because of market performance.  The Fund reserves the right to close an account if the shareholder is deemed to engage in an activity which is illegal or otherwise believed to be detrimental to the Fund.  All shares of the Fund are also subject to involuntary redemption if the Board of Directors determines to liquidate the Fund.  Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Redemption Fee

The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed within 60 days of their purchase.  The redemption fee is paid to the Fund for the benefit of remaining shareholders, and is intended to discourage short-term trading of Fund shares and to offset the trading costs, market impact and other costs associated with short-term trading in Fund shares.  The redemption fee is imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 60 days.  The redemption fee is not imposed on shares when the Fund cannot identify the beneficial owner in certain omnibus accounts if the Fund has received assurances that a system allowing for the redemption fee will be implemented within a reasonable time when and if required by any relevant regulation or when the shares are redeemed in certain hardship situations such as death or disability of the shareholder where such waiver of the redemption fee has been approved by a compliance officer of the Fund.

Redemption in Kind

The Fund intends to make payments for all redemptions in cash.  However, if the Fund believes that conditions exist which make cash payments detrimental to the best interests of the Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the Adviser (under the supervision of the Board of Directors).  If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after the redemption.

SHAREHOLDER COMMUNICATIONS

You will receive regular account statements and trade confirmations of your investment transactions.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.  Financial reports will be sent at least semi-annually.  Annual reports will include audited financial statements.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund declares dividends from net investment income and distributions from net capital gains annually and pays any such dividends and distributions annually.  All dividends and distributions in full and fractional shares of the Fund will generally be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV.  A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

HOW DISTRIBUTIONS ARE TAXED

The tax information in this prospectus is provided as general information.  You should contact your tax adviser about the federal and state tax consequences of an investment in the Fund.

Except for retirement accounts such as IRA, Keogh, and other tax-advantaged accounts, all fund distributions you will receive are generally taxable to you, regardless of whether you receive them in cash or reinvest them.  They are taxable to you in the year you receive them, except that if they are declared in October, November or December and paid to you in January, they are taxable as if they had been paid the previous year.

Ordinary income dividends paid by a Fund to individuals and other non-corporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or have stock of the same class with respect to which the dividends are paid that is readily tradable on an established securities market within the United States.  However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends.  If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.  Ordinary income dividends not treated as qualified dividend income are generally taxed as ordinary income.

Short-term capital gain distributions are generally taxed as ordinary our income.  Long-term capital gain distributions are generally taxed at long-term capital gains rates.  The tax treatment of capital gains distributions will not depend on when you bought your shares or whether you reinvested your distributions.

HOW TRANSACTIONS ARE TAXED

When you sell your Fund shares, you will generally realize a gain or loss.  These transactions, including exchange transactions between Funds, usually have tax consequences.  Tax-advantaged retirement accounts will not be affected.

TAXES WITHHELD

By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Funds to do so.

TAX CONSIDERATIONS

The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

In order to qualify as a regulated investment company (“RIC”) under Subchapter M, the Fund must have at least 90% of its annual gross income derived from qualified sources and the Fund must have at least 50% of its assets invested in qualified assets for each quarter during a fiscal year, in addition to meeting other Code requirements.

The status of commodities-linked notes, swaps and other derivative instruments under tests to qualify as a regulated investment company under the Internal Revenue Code is not certain, and the Fund does not intend to obtain a ruling from the Internal Revenue Service.  Generally, if these instruments do not qualify as “securities”, the fund will fail to qualify as a RIC.  If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions for shareholders).  When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the fund’s earnings and profits.

OTHER INFORMATION

Meetings of Shareholders.  The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law.  It will also do so when a shareholder meeting is called by the Directors or upon proper request of the shareholders.

According to the laws of Maryland, under which the Fund is incorporated, and the Fund's bylaws, the Fund is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940.  The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares, and in connection with such meeting will comply with the provisions of section 16(c) of the Investment Company Act of 1940 concerning assistance with shareholder communication.

Huntington National Bank, 41 South High Street Columbus, OH 43215 acts as the custodian of the Fund's investments.

Mutual Shareholder Services, Inc, 8869 Brecksville Road, Ste C, Brecksville, Ohio 44141, is the transfer agent, administrator and bookkeeping and pricing agent for the Funds.

Cohen McCurdy, Ltd, 826 Westpoint Parkway, Suite 1250, Westlake, OH 44145 has been selected to serve as independent certified public accountants of the Fund and, as such, audits the annual financial statements of the Fund.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS

The Fund collects the following nonpublic personal information about you:

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES

The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY

The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FINANCIAL HIGHLIGHTS

As the Fund has not yet commenced operations, no financial information is available as of the date of this Prospectus.

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WHERE TO GO FOR INFORMATION

More information about the Fund may be found in the following documents:

The Statement of Additional Information (SAI).  The Statement of Additional Information contains more detailed information about the Fund, and is considered to be a part of this Prospectus.

Annual and Semi-Annual Reports - Annual and semi-annual reports provide current holdings and detailed financial statements of the Fund as of the end of period presented.  The annual report contains a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of the SAI and Annual and Semi-Annual Reports, request other information, or make general inquiries about the Fund on the Fund’s website at www.WORLDCOMMODITYFUNDS.com or by contacting the Fund at:

WorldCommodity Funds, Inc.

c/o Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

1-800-595-4922

You may review and copy information about the Fund (including the SAI and other reports) at the SEC Public Reference Room in Washington, D.C.  Call the SEC at 1-202-942-8090 for room hours and operation.  You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's website at www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

WORLDCOMMODITY FUNDS, INC.

6075 Roswell Road, Suite 450

Atlanta, GA 30328

INVESTMENT ADVISER

WorldCommodity Asset Management, LLC

6075 Roswell Road, Suite 450

Atlanta, GA 30328

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

INDEPENDENT AUDITOR

Cohen McCurdy, Ltd.

826 Westpoint Parkway, Suite 1250

Westlake, OH 44145

TRANSFER AGENT, FUND ACCOUNTANT

and FUND ADMINISTRATOR

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, Ohio 44141

SEC File Number - ____________

STATEMENT OF ADDITIONAL INFORMATION

August 29, 2005

THE WORLDCOMMODITY FUND

WORLDCOMMODITY FUNDS, INC.

6075 Roswell Road, Suite 450

Atlanta, GA 30328

404-437-7420

www.worldcommodityfunds.com

This Statement of Additional Information ("SAI") is not a prospectus.  It should be read in conjunction with the prospectus of the WorldCommodity Fund (the “Prospectus”) dated August 29, 2005.  A free copy of the Prospectus can be obtained by writing the Transfer Agent at WorldCommodity Funds, Inc. c/o Mutual Shareholder Services, 8869 Brecksville Road, Ste C, Brecksville, Ohio 44141, by calling 1-800-595-4922 or visiting the Fund’s website at www.worldcommodityfunds.com.

TABLE OF CONTENTS

Fund History and Classification	2
Investment Policies, Objectives and Securities Options	2
Investment Restrictions	8
The Investment Adviser	10
The Investment Advisory Agreement	10
The Operating Services Agreement	11
Approval of Advisory and Operating Services Agreements	12
Directors and Officers	13
Control Persons	15
Pricing of Fund Shares	15
Purchases and Sales through Broker Dealers	16
Taxes	16
Portfolio Transactions and Brokerage	18
Code of Ethics	19
Disclosure of Portfolio Holdings	19
Investment Performance Information	19
Custodian	21
Transfer Agent	21
Administration	21
Independent Auditor	22
Distributor	22
Capital Structure.	22
Shareholder Meetings	22
Shareholder Reports	23
Distribution Plan	23
Anti-Money Laundering	24
Proxy Voting Procedures	24
Financial Statements	25
Appendix A - Bond Ratings	26
Appendix B - Proxy Voting Policies and Procedures	28

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STATEMENT OF ADDITIONAL INFORMATION

No person has been authorized to give any information or to make any representations other than those contained in this SAI and Prospectus dated August 29, 2005 and, if given or made, such information or representations may not be relied upon as having been authorized by WorldCommodity Funds, Inc.  This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

WorldCommodity Funds, Inc. (the "Company"), organized as a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The WorldCommodity Fund (the “Fund”) is a non-diversified series of the Company.  The Fund is the sole series of the Company.

INVESTMENT POLICIES, OBJECTIVES AND SECURITIES OPTIONS

The Fund's investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the Prospectus.  This section expands upon that discussion and also provides information concerning the Fund's additional investment policies, objectives, and securities in which the Fund may invest but which are not part of the Fund's primary investment strategies as well as describing some of the additional risks of those specific securities and strategies.

The Fund is a non-diversified, open-end investment company, meaning that the Fund can concentrate its investments in a smaller number of securities than a more diversified fund.  Normally, the Fund will seek at least 80% exposure to the performance of the commodities markets by investing in investing in equity of companies in commodities-related industries, and commodity-linked derivative instruments, including commodity options, futures, options on futures, commodity-linked notes and swap agreements.  The Fund may also invest in a variety of other securities.  These other types of securities in which the Fund may invest are listed below, along with any restrictions on such investments, and, where necessary, a brief discussion of risks unique to the particular security.

The investment strategies of the Fund discussed below and in the Prospectus may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund.  The Fund is free to reduce or eliminate its activity with respect to any of the following investment techniques without violating the Fund's fundamental investment policies.  There is no assurance that any of the Fund's strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.

EQUITY SECURITIES.  The Fund may invest in equity securities such as common stock, convertible preferred stock, convertible bonds, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

FOREIGN SECURITIES.  The Fund may invest in foreign equity securities including American Depositary Receipts (“ADRs”).  ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution.  They are alternatives to the direct purchase of the underlying securities in their national markets and currencies.  ADRs are subject to risks similar to those associated with direct investment in foreign securities.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, and restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that an advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

The considerations noted above generally are intensified for investments in developing countries.  Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

MUTUAL FUNDS.  Subject to restrictions set forth in the Investment Company Act of 1940, the Fund may invest in securities issued by other registered investment companies.  As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses.  Such fees and expenses will be borne indirectly by the Fund's shareholders.

RESTRICTED AND ILLIQUID SECURITIES.  The Fund will not invest more than 15% of its net assets in securities that the Adviser determines to be illiquid.  Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors.  The sale of some illiquid and other types of securities may be subject to legal restrictions.  Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above.  The Fund may also invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933.  However, the Fund will generally not purchase private securities in privately held companies, absent a reasonable expectation that the securities purchased will be exchanged, converted, registered, or otherwise made saleable on a public market within two years.  Restricted and illiquid securities are valued by the Adviser in accordance with procedures approved by the Company's Board of Directors in a manner intended to reflect the fair market value of such securities.

DEBT SECURITIES.  The Fund may invest in corporate and U.S. Government debt securities.  U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities.  Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality.  There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.  In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. is guaranteed only as to the timely payment of interest and principal when held to maturity.  The current market prices for such securities are not guaranteed and will fluctuate.  Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities, are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality.  While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government.  Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered.  The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  The Fund also may invest in debt securities that are in default in accordance with the Special Situations paragraph below.  In the case of securities backed by the full faith and credit of the United States Government, shareholders are primarily exposed to interest rate risk.

CREDIT RISK OF DEBT SECURITIES.  A debt instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  In the case of corporate debt, the Fund will normally purchase investment grade securities, meaning securities rated BBB or better by Standard & Poor’s or any similar rating by any national credit rating service.  However, this section will not apply to investments made pursuant to the Fund's policy on Special Situations under which the Fund may invest in corporate obligations without regard to credit rating, current yield, or public registration.

INTEREST RATE RISK OF DEBT SECURITIES.  All debt securities face the risk that their principal value will decline because of a change in interest rates.  Generally, investments subject to interest rate risk will decrease in value when interest rates rise and will rise in value when interest rates decline.  Also, securities with longer maturities will experience a more pronounced change in value when interest rates change.

CASH RESERVES.  The Fund may hold a significant portion of its net assets in cash or cash equivalents, either to maintain liquidity or for temporary defensive purposes.  The Fund will normally invest its remaining assets in cash and cash equivalents, such as U.S. Government debt instruments, other money market funds, and repurchase agreements.

REPURCHASE AGREEMENTS.  The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks, and other financial institutions; provided that the Fund's custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities.  In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks).  The repurchase price reflects an agreed-upon interest rate during the time of investment.  All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund.  A repurchase agreement exposes the Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities.  If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold.  If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation.  To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

SPECIAL SITUATIONS.  The Fund may invest in special situations from time to time.  A special situation arises when, in the opinion of the Adviser, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.  Such developments and situations include, but are not limited to, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies.  Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing.  To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of  continuous  operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS.  The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery.  These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date.  The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable.  The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S.  currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

SECURITIES LENDING.  The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors.  Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income.  Since there may be delays in the recovery of loaned securities, or a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.  Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest.  Investing the cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

BORROWING.  The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment as well as for temporary or emergency purposes.  Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and a Fund’s ability to achieve greater diversification.  However, it also increases investment risk.  Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund’s net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds.  Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

SHORT SALES.  The Fund may sell a security short in anticipation of a decline in the market value of the security.  When the Fund engages in a short sale, it sells a security, which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a profit if the security declines in price between those dates.  Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).  Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

OPTIONS TRANSACTIONS.  The Fund may engage in option transactions involving individual securities and stock indexes.  An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option.  Options are sold (written) on securities and stock indexes.  The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security.  The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment.  A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option.  Options are traded on organized exchanges and in the over-the-counter market.  To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks.  The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly.  However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly.  When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.  When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument.  In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written.  Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

FUTURES.  The Fund may buy and sell interest rate futures contracts commodities, futures contracts, financial futures, and forward contracts.  No money is paid or received by the Fund on the purchase or sale of a future.  Typically, upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment of 1 to 10% of the face amount (but may be higher in some circumstances) with the futures commission merchant (the "futures broker").  Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name.  However, the futures broker can gain access to that account only under specified conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.  Alternatively, the Fund may maintain accounts with futures brokers, provided that the Fund and the futures brokers comply with the requirements of the rules under the Investment Company Act.

The Fund can invest a portion of its assets in commodity futures contracts.  Commodity futures may be based upon commodities within three main commodity groups or sectors:

(1) Energy, which includes crude oil, unleaded gasoline, heating oil, and natural gas

(2) Agriculture, which includes corn, soybeans, soybean oil, soybean meal, wheat, rice, oats, barley, canola, cotton, coffee, sugar, cocoa, orange juice, live cattle, lean hogs, lumber, wool, rubber and azuki beans

(3) Metals, which includes copper, gold, silver, platinum, palladium, aluminum, zinc, nickel, tin and lead

The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these three main commodity sectors and the individual commodities within each sector, as well as other types of commodities.  Each of these thirty-five commodities represents a separate industry within the respective sector (energy, agriculture or metals sectors).

At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then realized by the Fund for tax purposes.  All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.  While the terms of interest rate futures contracts call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position.  Financial futures contracts are similar to interest rate futures, but settlement is made in cash.

If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential variation or maintenance margin) for the resulting futures position just as it would for any position.  The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of the Fund.  Futures contracts and options thereon are generally settled by entering into offsetting transactions but there can be no assurance that the position can be offset prior to settlement at an advantageous price, not that delivery will occur.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position.  The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position was closed, which could result in a decrease in the Fund's net asset value.  The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.  The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption or normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

SEGREGATED ACCOUNTS.  Futures contracts, options, and options on futures contracts require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, or financial instrument.  In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

MASTER FEEDER OPTION.  Notwithstanding its other investment policies, the Fund may seek to achieve its investment objective by investing substantially all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund.  Although such an investment may be made in the sole discretion of the Directors, the Fund's shareholders will be given 30 days prior notice of any such investment.  There is no current intent to make such an investment.

TEMPORARY DEFENSIVE OR INTERIM POSITIONS.  Under market conditions when investments meeting the Fund's criteria are scarce, cash and cash reserves may represent a significant percentage of the Fund's total net assets.  The Fund usually invests its cash and cash reserves in U.S. Government debt instruments, other unaffiliated mutual funds (money market funds), and repurchase agreements.  During times when the Fund holds a significant portion of its net assets in cash and cash reserves, it will not be investing according to its investment objective, and the Fund's performance may be negatively affected as a result.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The restrictions listed below are fundamental policies and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act").  As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy.  Except with respect to borrowing, changes in values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.  The Fund may not, as a fundamental policy:

1) Acquire securities of any one issuer that at the time of investment represent more than 10% of the voting securities of the issuer.

2) Invest in companies for the purpose of management or the exercise of control.

3) Underwrite the distribution of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

4) Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5) Purchase or sell real estate.  This limitation is not applicable to investments in marketable securities, which are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

6) Lend money, except (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7) Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

8) Purchase the securities, hybrid instruments and other instruments of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.  This restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured by them.  However, the Fund may invest 25% or more of its total assets in securities, hybrid instruments and other instruments, including futures and forward contracts, related options and swaps, linked to the energy, agriculture and metals sectors.  The individual components of a sector will be considered as separate industries for this purpose.

9) Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing options or futures contracts with respect to individual commodities or indices, from investing in securities or other instruments backed by physical commodities or indices, or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

NON-FUNDAMENTAL POLICIES

The Fund has also adopted the following non-fundamental restrictions that may be changed by the Board without shareholder approval.  The Fund may not:

1) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (7) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2) Purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3) Purchase securities on "margin."  This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4) Invest more than 15% of its net assets (valued at time of investment) in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5) Change its investment strategy to invest at least 80% of its assets in equity of companies in commodities-related industries, and commodity-linked derivative instruments, including commodity options, futures, options on futures, commodity-linked notes and swap agreements, without 60 days' prior notice to shareholders.

THE INVESTMENT ADVISER

Information on the Fund’s investment adviser, is set forth in the Prospectus.  This section contains additional information concerning the adviser.

Portfolio management is provided to the Fund by the Company’s investment adviser, McConnell Asset Management, LLC, a Georgia limited liability company with offices at 6075 Roswell Road, Suite 450, Atlanta, Georgia 30328.  McConnell Asset Management, LLC operates under the name WorldCommodity Asset Management (the “Adviser”).  As a majority shareholder of the Adviser, James Llewellyn is regarded to control the Adviser for purposes of the 1940 Act.

The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to an investment advisory agreement with the Fund and an operating services agreement with the Fund.  James M. Llewellyn is Managing Member and President of the Adviser and serves as a Director and the President of the Fund.  Mizuho Llewellyn is the Chief Financial Officer and Treasurer of the Adviser.

The Company does not directly compensate any of the Fund's Officers.  Mr. Llewellyn’s compensation from the Adviser, of which he is the Managing Member, is in the form of a share of the Adviser's total profits.  Ms. Llewellyn also receives compensation from the Adviser in the form of a share of the Adviser’s total profits.  None of the Fund’s Officers are compensated based directly on the performance of the Fund or the value of the Fund's assets.  The Fund, is the sole registered investment company account managed by the Adviser.

THE INVESTMENT ADVISORY AGREEMENT

The Company has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser.  Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Company in the investments of the Fund.  At all times, the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Company's Board.  The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund.  The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund's portfolio.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Adviser retains the right to use the name "WorldCommodity", “WorldCommodity Fund” or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated.  The Fund’s right to use the name “WorldCommodity”, "WorldCommodity Fund" or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Advisory Agreement has an annual term.  However, the Advisory Agreement may be continued thereafter from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the Directors of the Fund who are not interested persons of the Fund or the Adviser, and by a majority of the Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the terms of the Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Fund’s Board of Directors.  Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and directors of the Fund.

For its investment advisory services to the Fund, the Company pays to the Adviser, on the last day of each month, an annualized fee equal to 0.90% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.

THE OPERATING SERVICES AGREEMENT

The Company has also entered into an Operating Services Agreement with the Adviser (the "Services Agreement").  Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to:

1) Accounting

2) Administrative

3) Legal

4) Dividend disbursing and transfer agent

5) Registrar

6) Custodial

7) Fund share distribution

8) Shareholder reporting

9) Sub-accounting

10) Record keeping services

The Services Agreement has an annual term.  However, the Services Agreement may be continued thereafter from year to year so long as its continuance is approved at least annually at a meeting called for that purpose by the vote, cast in person, of a majority of the Directors of the Fund who are not interested persons of the Fund or the Adviser, and by a majority of the Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.  The Services Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Services Agreement, the Adviser may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund.  The Adviser is responsible for compensating such parties.

For its administrative and other services to the Fund, the Company pays to the Adviser, on the last day of each month, an annualized fee equal to 0.70% of average net assets of the Fund, such fee to be computed daily based upon the daily average net assets of the Fund.

APPROVAL OF THE ADVISORY AND OPERATING SERVICES AGREEMENTS

In approving the existing investment advisory agreements, the Board of Directors considered a number of factors, including, but not limited to, the following:

i.

the nature and quality of the services offered by the Adviser.

ii.

the reasonableness of the compensation payable to the Adviser.

iii.

the Adviser's personnel and operations.

iv.

the Adviser's investment management capabilities, methodologies and performance.

v.

each Fund's expense ratio.

Based upon its review, the Board concluded that the Adviser's investment methodologies would fit with the Fund’s investment policies, and that the Adviser had the capabilities, resources and personnel necessary to manage the Funds effectively.  Further, the Board concluded that based on the services the Adviser would be required to render under the investment advisory agreements, that the compensation to be paid to the Adviser was fair and reasonable.  As a result, the entire Board, with Independent Directors voting separately, approved the Investment Advisory and Operating Services Agreements with the Adviser.

#

DIRECTORS AND OFFICERS

WorldCommodity Funds, Inc. (the "Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Fund is the sole series of the Company.  The Board has overall responsibility for conduct of the Company's affairs.  The day-to-day operations of the Fund are managed by the Adviser, subject to the Company's Bylaws and overall supervision and review by the Board.  The Directors of the Company, including those Directors who are also Officers, are listed below.

NAME, AND YEAR OF BIRTH	POSITION HELD WITH THE COMPANY	TERM OF OFFICE AND LENGTH OF TIME SERVED**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
James Llewellyn* 1969	Director, President	Since the Fund’s inception in 2005	Managing Member, McConnell Asset Management, LLC, April 2004; Private Client Consultant, ETRADE Securities, LLC, 2000; Financial Consultant, Merrill Lynch Futures, Inc., 1998	One	None
Christopher Witte 1969	Independent Director	Since the Fund’s inception in 2005	Sr. Project Manager IT Operations, Cingular Wireless Inc., 2002; Mgr. IT Operations, Cypress Restaurants of Georgia, Inc., 2001; Sr. Project Mgr., Revenue Systems, Inc., 1999	One	None
Terry L. Cornett 1944	Independent Director	Since the Fund’s inception in 2005	Cornett Consulting, Inc., 2001; Private Investor	One	None

*   Mr. Llewellyn is an interested person as defined in the 1940 Act by virtue of his employment with the Adviser.

**

Each Director serves for an indefinite term.

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FUND SHARES OWNED BY DIRECTORS AS OF August 29, 2005

NAME OF DIRECTOR	DOLLAR RANGE OF FUND SHARES OWNED	AGGREGATE DOLLAR RANGE OF SHARES OWNED IN ALL FUNDS WITHIN THE FUND COMPLEX OVERSEEN BY DIRECTOR
James Llewellyn	$0	$0
Christopher Witte	$0	$0
Terry L. Cornett	$0	$0

As of August 29 2005, the Directors, as a group, beneficially owned __0____ shares or ___0___% or (less than 1%) of the Fund's outstanding securities

COMPENSATION

The Fund does not compensate its officers and directors that are affiliated with the Investment Advisor except as they may benefit through payment of the Advisory fee.  Effective August 29, 2005, each of the independent/non-interested directors receives $50 per meeting attended; and an annual retainer of $100, with an additional $100 paid annually to the Chairman of the Audit Committee.  Pursuant to its obligations to the Company under the Operating Services Agreement, the Adviser is responsible for paying compensation, if any, to each of the Company’s independent/non-interested directors.  The following table estimates the compensation to be paid to the Directors of the Fund for the first full fiscal year.

DIRECTOR	AGGREGATE COMPENSATION FROM COMPANY	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND’S EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO TRUSTEE
James Llewellyn	$-0-	$-0-	$-0-	$-0-
Christopher Witte	$400	$-0-	$-0-	$400
Terry L. Cornett	$300	$-0-	$-0-	$300

BOARD COMMITTEES

The Board maintains one standing committee: the Audit Committee.  The Audit Committee is generally responsible for recommending the selection of the Fund's independent auditors, including evaluating their independence and talking with such accountants to consider and review matters relating to the Fund's financial reports and internal accounting.  The Audit Committee is comprised of the following independent directors of the Fund:  Mr. Christopher Witte (Chairman), Mr. Terry Cornett.

CONTROL PERSONS

The Mark Garlinghouse Individual Retirement Account intends to purchase all of the outstanding shares of the Fund prior to the Fund's effective date, and will accordingly be deemed to then control the Fund.  As the controlling shareholder, Mr. Garlinghouse could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.  After the public offering commences, it is anticipated that Mr. Garlinghouse will no longer control the Company.  For information concerning the purchase and redemption of shares of the Fund, see the Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see "Net Asset Value" in the Prospectus and "Pricing of Fund Shares" in this Statement of Additional Information.

As of ________, 2005 the following persons own 5% or more of the Fund's outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF SHARES OWNED	PERCENTAGE OF FUND OWNED
Mark Garlinghouse IRA FBO Mark Garlinghouse	To be supplied	To be supplied
To be supplied	To be supplied	To be supplied

PRICING OF FUND SHARES

Purchases and redemptions of the Fund's shares will be made at net asset value ("NAV").  The Fund's per share NAV is computed on all days on which the New York Stock Exchange ("NYSE") is open for business at the close of regular trading hours on the NYSE, currently 4:00 p.m.  Eastern Time.  In the event that the NYSE closes early, the share price will be determined as of the time of closing.  For purposes of computing the NAV of a share of the Fund, securities traded on security exchanges or in the over-the-counter market in which transaction prices are reported are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations.

The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio.  Securities for which quotations are not available or deemed unreliable as well as restricted securities (and any other assets) are valued at a fair market value as determined in good faith by the Adviser pursuant to the Fund's fair value pricing procedures, subject to the review and supervision of the Board.

The Adviser may use fair value pricing under circumstances that include, but are not limited to, the early closing of the exchange on which a security is traded or suspension of trading in the security.  In addition, the Fund may use fair value pricing for securities traded in non-U.S.  markets because, among other factors, foreign markets may be open on days or times when U.S.  markets are closed and many foreign markets close before the Fund values its securities at 4:00 p.m.  Eastern Time.

When the Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company specific developments or broad market moves, occurring after the foreign market close may affect the value of foreign securities held by the Fund.  Consequently, the Fund's NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.  While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed income securities, or other assets held by the Fund.

The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day.  Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.  Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund.  The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

PURCHASES AND SALES THROUGH BROKER DEALERS

The Fund may be purchased through broker dealers and other intermediaries.  The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, received the order.  Customer orders will be priced at the Fund’s net asset value next computed after an authorized broker receives them or the broker’s authorized designee.

TAXES

The information set forth in the Prospectus and the following discussion relate solely to U.S.  federal income tax law and assumes that the Fund qualifies to be taxed as a regulated investment company (as discussed below).  Such information is only a summary of certain key federal income tax considerations and is based on current law.  No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders.  Investors should consult their own tax advisors with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to their own particular situations.

Qualification as a Regulated Investment Company.  The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.  To qualify as a RIC, the Fund must, among other requirements, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If for any tax year the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.  Failure to qualify as a RIC would thus have a negative impact on the Fund's income and performance.  It is possible that the Fund will not qualify as a RIC in any given tax year.

If the Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses), the Fund will not be subject to federal income tax on the investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed.  However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.  The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain.  Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Excise Tax.  The Fund will avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income for such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year.  For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year.  The Fund intends to make sufficient distributions to avoid liability for the excise tax.  The Fund may be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxation of the Shareholder.  Distributions of the Fund's investment company taxable income are taxable to you as ordinary income.  A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets).  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.  To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Distributions of the Fund's net capital gain generally are taxable to you as long-term capital gain, regardless of how long you have held shares.

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received.  However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares.  Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.  In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution.  The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends from domestic corporations.  Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%.  The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him.  Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.  The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

In general, you will recognize a gain or loss on a sale or exchange of shares of the Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares.  All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.  In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets.  Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.  Any capital loss arising from the sale or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.

Foreign Taxes.  Income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Directors, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.  The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Directors and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.  Due to research services provided by brokers, the WorldCommodity Fund may direct trades to certain brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction.  If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.  In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

CODE OF ETHICS

The Fund and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940 restricting personal securities trading by certain persons who are affiliated with the Fund and/or the Adviser.  These Codes are on public file and are available from the Securities and Exchange Commission.  While the Codes permit personal transactions by these persons in securities held or to be acquired by the Fund, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The following discussion sets forth the Fund's policies and procedures with respect to the disclosure of Fund portfolio holdings.

Fund Service Providers - Fund Accounting Agent, Independent Auditor, and Custodian.  The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio on a real time basis.  For example, the fund accounting agent is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio on behalf of the Fund.  The Fund also undergoes an annual audit which requires the independent auditor to review the Fund’s portfolio.  In addition to the fund accounting agent, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings.  The Fund’s Chief Compliance Officer must also have access to the Fund’s portfolio in order to verify compliance with the Federal Securities laws.  Each of these parties is contractually and/or ethically prohibited from sharing the Fund’s portfolio with any third party unless specifically authorized by the Fund’s President, Secretary or Treasurer.

The Board of Directors monitors the services provided by each of the listed service providers to ensure each is complying the contractual terms or expectation of the arrangement.  If the Board of Directors is unsatisfied with any of these service providers the Board may terminate them accordingly.

Rating and Ranking Organizations.  The Fund may from time to time provide its entire portfolio holdings to various rating and ranking organizations, such as Morningstar, Inc., Lipper, Inc., Standard & Poor’s Ratings Group, Bloomberg L.P., and Thomson Financial Research.

The Fund’s management has determined that these groups provide investors with a valuable service and, therefore, are willing to provide them with portfolio information.  You should be aware that the Fund does not pay them or receive any compensation from them for providing this information.

Disclosure to Other Parties.  The Fund is required under law to file a listing of its portfolio holdings with the Securities and Exchange Commission on a quarterly basis.  The Fund prohibits the disclosure of portfolio information to any third party other than those described above until and unless such information has been filed with the Commission.  The Fund further prohibits any person affiliated with the Fund from entering into any ongoing arrangement with any person other than described above to receive portfolio holdings information relating to the Fund.

Review.  The Board of Directors reviews these policies not less than annually and receives periodic attestations from affiliated persons that these policies are being adhered to.

PORTFOLIO TURNOVER.  The Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the fiscal year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less.  A higher rate involves greater brokerage transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.  Purchases and sales are made for the Fund's portfolio whenever necessary, in the Adviser’s opinion, to meet the Fund's objective.

INVESTMENT PERFORMANCE INFORMATION

The Fund may provide from time to time in advertisements, reports to stockholders and other communications with investors its average annual total return and its total return.  Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's investment portfolio.  The Fund's average annual total return figure is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rate of return over the period indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T) n=ERV

Where

P = a hypothetical $1,000 initial investment

T = average annual total return

n = number of years

ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the applicable reinvestment dates, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all investor accounts.

Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested.  It is determined by assuming a hypothetical investment at the net asset value at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period, subtracting the amount of the original investment, and dividing this amount by the amount of the original investment.  This calculated amount is then expressed as a percentage by multiplying by 100.

The Fund’s investment performance will vary depending upon market conditions, these factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund’s performance to those of other investment companies or investment vehicles.  The risks associated with the Fund’s investment objective, policies and techniques should also be considered.  At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.  As of the date of this SAI the Fund has not been in existence for one year.

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of any of the Funds may be compared to various market indices or other benchmarks considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general.

In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc.  or Morningstar, Inc.  The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund.  Performance rankings and ratings cited in newspapers and other periodicals such as The Wall Street Journal, Barron’s, The New York Times or similar publications also may be used.  Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions.  That may include, for example, information about the performance of certain securities or commodities markets or segments of those markets.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, OH 43215 is custodian of the Fund's investments.  The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.  Huntington National Bank does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders.

TRANSFER AGENT

Mutual Shareholder Services, LLC.  (“MSS”), 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and the Adviser.  Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the Adviser shall pay MSS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

ADMINISTRATION

MSS also performs certain administrative tasks as administrator for the Fund pursuant to a written agreement with the Company and Adviser.  MSS supervises all aspects of the operations of the Fund except those reserved by the Fund's investment adviser under its’ service agreements with the Company.  MSS is responsible for:

1) calculating the Fund's net asset value;

2) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940;

3) preparing financial statements contained in reports to stockholders of the Fund;

4) preparing the Fund's federal and state tax returns;

5) preparing reports and filings with the Securities and Exchange Commission;

6) preparing filings with state Blue Sky authorities; and

7) maintaining the Fund's financial accounts and records.

For the services to be rendered as administrator, the Adviser shall pay MSS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

INDEPENDENT AUDITOR

Cohen McCurdy, Ltd. the (“Auditors”) 826 Westpoint Parkway, Suite 1250, Westlake, OH 44145-1121, serves as independent auditor for the Fund.  The Auditors conduct the audit of the Fund’s annual financial statements and prepare the Fund’s tax returns.  The Auditors have no part in the management or investment decisions of the Fund.

DISTRIBUTOR

The Fund currently distributes its own shares.  Shares of the Fund are offered to the public on a continuous basis, but the Fund reserves the right to discontinue offering its shares at any time.

CAPITAL STRUCTURE

WorldCommodity Funds, Inc., an open-end management investment company, was incorporated in Maryland on August 09, 2005.  The Fund is a non-diversified series of the Company.  A Board of Directors manages the affairs of the Company.  The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board's general supervision.

The Company's Articles of Incorporation permit the Board to issue 100,000,000 shares of common stock.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares being offered by the Company.  Shareholders are entitled to: one vote per full share; to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and upon liquidation, to participate ratably in the assets available for distribution.

The Company does not issue share certificates.  All shares are held in non-certificate form registered on the books of the company and the transfer agent for the account of the shareholder.  There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors.  The shares are redeemable and are fully transferable.  All shares issued and sold by the Fund will be fully paid and nonassessable.

SHAREHOLDER MEETINGS

According to the Maryland General Corporation Law, under which the Company is incorporated and the Company's Bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act.  The Company will hold meetings when required to do so by the 1940 Act or other applicable law.  It will also do so when a shareholder meeting is called by the Directors or upon proper request of the shareholders.  Shareholders do have the right to call a meeting of shareholders for the purpose of voting to remove directors.  The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares.

SHAREHOLDER REPORTS

You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Funds' fiscal year, with an annual report containing audited financial statements.  An individual account statement will be sent to you by the Transfer Agent after each purchase, including reinvestment of dividends, or redemption of shares of the Fund.  You will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Fund during such year.  If you are a customer of a financial institution that has purchased shares of the Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

Investors who have questions about their respective accounts should call the Transfer Agent at 1-800-595-4922.  In addition, investors who wish to make a change in their address of record or a change in the manner in which dividends are received may also do so by calling the Transfer Agent.  Alternatively, investors may visit www.worldcommodityfunds.com or write to WorldCommodity Funds, Inc., 6075 Roswell Road, Suite 450 Atlanta, GA 30328.

DISTRIBUTION PLAN

As noted in the Fund's Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the Plan) whereby the Fund may pay a fee of 0.25% per annum of the Fund's average daily net assets to service providers providing personal service and/or maintaining accounts relating to the distribution of the Fund's shares.  If implemented, the fees will be paid on a monthly basis, based on the Fund's average daily net assets.  To date, the Fund has not collected any fees related to Rule 12b-1 of the 1940 Act.

If paid, the Rule 12b-1 fees would be used to pay for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the distributor.  Any expense of distribution in excess of 0.25% per annum would be borne by the Adviser without any additional payments by the Fund.  You should be aware that it is possible that Plan accruals could exceed the actual expenditures by the Adviser for eligible services.  Accordingly, such fees are not strictly tied to the provision of such services.

The Plan also provides that, to the extent that the Fund, the Adviser, or other parties on behalf of the Fund or the Adviser make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plan.  In no event shall the payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc.

The Board has determined that a consistent cash flow resulting from the sale of new shares is desirable and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities.  The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund.  The Board, including the Independent Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Directors, including all of the Independent Directors, approved the Plan on behalf of the Fund.  The Plan must be renewed annually by the Board, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan.  The votes must be cast in person, as defined, at a meeting called for that purpose.  It is also required that, during the period in which the Plan is in effect, the selection and nomination of an Independent Director is restricted to the other Independent Directors.  The Plan and any related agreements may be terminated at any time, without any penalty:

1) By vote of a majority of the Independent Directors on not more than 60 days written notice;

2) By vote of a majority of the Fund's outstanding shares, on 60 days written notice; or

3) Automatically by any act that terminates the Advisory Agreement with the Adviser.

The Adviser or any dealer or other firm may also terminate their respective agreements relating to the Plan at any time upon written notice.

The Plan and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the Independent Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board, at least quarterly, on the amounts and purposes of any payment made under the Plan, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

Although, the Board has adopted the Plan, there are no current intentions to implement the plan.  Implementation of the plan will occur only when, in the opinion of the Board, circumstances warrant.

ANTI-MONEY LAUNDERING

The Company has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act").  To ensure compliance with this law, the Company's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PROXY VOTING

The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Advisor.  The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.  The Board will periodically review the Fund's proxy voting record.  The Company annually discloses its complete proxy voting record on Form N-PX.  The Company’s most recent Form N-PX is available, without charge, upon request, by calling 1-800-595-4922 or by writing to WorldCommodity Funds, Inc. c/o Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141.  The Company’s Form N-PX is also available on the SEC's web site at www.sec.gov.

FINANCIAL STATEMENTS

To be supplied.

#

APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc.  ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS

GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations.  Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues.  However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.

CORPORATE BOND RATINGS

AAA - Bonds rate "Aaa" are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rate "Aa" are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protections may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations.  Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated "Ba" are judged to have speculative elements.  Their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds rated "Caa" are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

#

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

General Voting Policy.  The Fund has delegated proxy voting decisions on securities held in the Fund's portfolio to McConnell Asset Management, LLC, doing business as WorldCommodity Asset Management, (the “Adviser”).  The Adviser has adopted a Proxy Voting Policy (the "Proxy Voting Policy") that sets forth its proxy voting policy and related procedures and guidelines.  When the Adviser votes proxies for the Fund, the Adviser makes voting decisions consistent with the "economic best interests" of the Fund and reviews each proxy on a case by case basis, with the final decision based on the merits.  Consistent with its duty of care the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Fund invests.

Conflict of Interest.  There may be instances where the interests of the Adviser may conflict or appear to conflict with the interests of a Fund.  In such situations the Adviser will, consistent with its duty of care and duty of loyalty, vote the securities in accordance with the Proxy Voting Policy, but only after disclosing any such conflict to the Company's Board of Directors prior to voting and affording such Fund the opportunity to direct the Adviser in the voting of such securities.

PROXY VOTING GUIDELINES

The Adviser believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders.  Accordingly, the Adviser will generally vote with management on "routine items" of a corporate administrative nature.  The Adviser will generally review all "non-routine items" (i.e., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS

A. Director Nominees in Uncontested Elections	Vote With Mgt.
B. Chairman and CEO is the Same Person	Vote With Mgt.
C. Majority of Independent Directors	Vote With Mgt.
D. Stock Ownership Requirements	Vote With Mgt.
E. Limit Tenure of Outside Directors	Vote With Mgt.
F. Director and Officer Indemnification and Liability Protection	Vote With Mgt.
G. Eliminate or Restrict Charitable Contributions	Vote With Mgt.

PROXY CONTESTS

A. Voting for Director Nominees in Contested Election	Vote With Mgt.
B. Reimburse Proxy Solicitation	Vote With Mgt.

AUDITORS

A. Ratifying Auditors	Vote With Mgt.

PROXY CONTEST DEFENSES

A. Board Structure - Classified Board	Vote With Mgt.
B. Cumulative Voting	Vote With Mgt.
C. Shareholder Ability to Call Special Meetings	Vote With Mgt.

TENDER OFFER DEFENSES

A. Submit Poison Pill for shareholder ratification	Case-by-Case
B. Fair Price Provisions	Vote With Mgt.
C. Supermajority Shareholder Vote Requirement	Vote With Mgt.
To Amend the Charter or Bylaws
D. Supermajority Shareholder Vote Requirement	Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS

A. Confidential Voting	Vote With Mgt.
B. Equal Access	Vote With Mgt.
C. Bundled Proposals	Vote With Mgt.

CAPITAL STRUCTURE

A. Common Stock Authorization	Vote With Mgt.
B. Stock Splits	Vote With Mgt.
C. Reverse Stock Splits	Vote With Mgt.
D. Preemptive Rights	Vote With Mgt.
E. Share Repurchase Programs	Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION

A. Shareholder Proposals to Limit Executive and Directors Pay	Case-by-Case
B. Shareholder Ratification of Golden and Tin Parachutes	Vote With Mgt.
C. Employee Stock Ownership Plans	Vote With Mgt.
D. 401(k) Employee Benefit Plans	Vote With Mgt.

STATE OF INCORPORATION

A. Voting on State Takeover Plans	Vote With Mgt.
B. Voting on Reincorporation Proposals	Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS

A. Mergers and Acquisitions	Case-by-Case
B. Corporate Restructuring	Vote With Mgt.
C. Spin-Offs	Vote With Mgt.
D. Liquidations	Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES

A. Issues with Social/Moral Implications	Vote With Mgt.

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PART C

OTHER INFORMATION

ITEM 23.  EXHIBITS.

(a) Articles of Incorporation.  Filed herewith, see Exhibit A.

(b) By-Laws: Filed herewith, see Exhibit B.

(c) Instruments Defining Rights of Security Holder: None, See Articles of Incorporation

(d) Investment Advisory Contracts: Filed herewith, see Exhibit D

(e) Underwriting Contracts: None

(f) Bonus or Profit Sharing Contracts: None

(g) Custodian Agreement:  To be supplied.

(h) Other Material Contracts:

Operating Services Agreement –

Filed herewith, see Exhibit H1

Investment Company Services Agreement –

Filed herewith, see Exhibit H2

(i) Legal Opinion:  To be supplied

(j) Other Opinions:

Opinion and Consent of Independent Auditor To be supplied

(k) Omitted Financial Statements: None

(l) Initial Capital Agreements: Letter of Intent between the Fund and the Investor.  To be supplied.

(m) Rule 12b-1 Plan: Filed herewith, see Exhibit M.

(n) Rule 18f-3 Plan: None

(o) Reserved

(p) Code of Ethics: Filed herewith, see Exhibit P.

(q) Powers of Attorney: Filed herewith, see Exhibit Q

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None

ITEM 25.  INDEMNIFICATION.

(a) General.   The Articles of Incorporation (the "Articles") of the Corporation provide that to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or the holders of shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Corporation; provided, however, that nothing herein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or the holders of shares to which such director or officer would otherwise be subject by reason of breach of the director's or officer's duty of loyalty to the Corporation or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit.   The By-Laws of the Corporation, Article VI, provide that the Corporation shall indemnify to the fullest extent required or permitted under Maryland law or The Investment Company Act of 1940, as either may be amended from time to time, any individual who is a director or officer of the Corporation and who, by reason of his or her position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a "Proceeding") against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law or the Investment Company Act of 1940.

(b) Disabling Conduct.   No director or officer shall be protected against any liability to the Corporation or its shareholders if such director or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as "Disabling Conduct").   Article 2-418 of the General Corporation Laws of Maryland provides that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(c) Standard of Conduct.   The Corporation may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.   No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification.   A director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding.   In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment.   The Corporation may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law.   Such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Corporation shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance.   To the fullest extent permitted by Maryland law and Section 17(h) of the Investment Company Act of 1940, the Corporation may purchase and maintain insurance on behalf of any officer or director of the Corporation, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Corporation would have the power to indemnify him or her against such liability.

ITEM 26.   ACTIVITIES OF INVESTMENT ADVISER.

McConnell Asset Management, LLC, d/b/a WorldCommodity Asset Management (the “Adviser”), is the investment adviser for the Company.  The principal address of the Adviser is 6075 Roswell Road, Suite 450, Atlanta, GA 30328.  The Advisor is an investment adviser registered under the Investment Advisers Act of 1940.  From December 2004 – March 2005, McConnell Asset Management and its principal James Llewellyn provided fund administration, operations, and distribution consulting services to Beeland Management Company, LLC (“Beeland”).  Beeland is an Illinois limited liability company, and sponsor of the Rogers Funds (Rogers Raw Materials Fund, LP, Rogers International Raw Materials Fund, LP, Rogers Raw Materials International Fund, LP).  It has engaged in no other business during the past two fiscal years.

ITEM 27.   PRINCIPAL UNDERWRITER.

None.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141.

ITEM 29.   MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Parts A and B.

ITEM 30.   UNDERTAKINGS.

The Registrant undertakes to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons in the event the Fund chooses to raise its initial capital under Section 14(a)(3) of the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 29th  day of August, 2005.

WORLDCOMMODITY FUNDS, INC.

/s/ JAMES LLEWELLYN

James Llewellyn

President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ JAMES LLEWELLYN

President and Director

08/29/05

James Llewellyn

/s/

*

Director

08/29/05

Christopher Witte

/s/

*

Director

08/29/05

Terry L. Cornett

*By /s/ JAMES LLEWELLYN

James Llewellyn, Attorney-in-Fact, pursuant to powers of attorney for James Llewellyn, Christopher Witte and Terry L. Cornett which is incorporated herein by reference to Exhibit Q of this Registration Statement.

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WORLDCOMMODITY FUNDS

EXHIBIT INDEX

EXHIBIT NUMBER

EXHIBIT DESCRIPTION

EX-99.23A1

Articles of Incorporation

EX-99.23A2

Initial Board of Directors by Resolution

EX-99.23B

By-Laws

EX-99.23D

Investment Advisory Agreement

EX-99.23H1

Operating Services Agreement

EX-99.23H2

Investment Company Services Agreement

EX-99.23M

Shareholder Service and Distribution Plan

EX-99.23P

Code of Ethics of Registrant and Adviser

EX-99.23Q

Powers of Attorney

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